SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549
                       ___________________

                            FORM 8-K
                       ___________________

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 9, 2007
                       ___________________

                    IGENE BIOTECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)
                       ___________________

      MARYLAND              0-15888              52-1230461

  (State or other       (Commission File        (IRS Employer
    jurisdiction            Number)          Identification No.)
 of incorporation)

     9110 Red Branch Road
         Columbia, MD                       21045-2024
(Address of principal executive             (Zip Code)
           offices)

Registrant's telephone number, including area code:
(410) 997-2599

Former Name or Former Address, if Changed Since Last Report:
Not applicable

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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           SECTION 4 - MATTERS RELATED TO ACCOUNTANTS
                    AND FINANCIAL STATEMENTS

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 3, 2007, the firm of Berenson LLP ("Berenson"), the Registrant's independent accounts, combined their practice with J.H. Cohn LLP ("Cohn"), an accounting and consulting firm, and as a result Berenson no longer exists as an independent legal entity. The audit reports issued by Berenson on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2005, December 31, 2006 and prior did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During these periods and in the period between December 31, 2006 and May 3, 2007, there have been no disagreements between the Registrant and Berenson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Berenson, would have caused Berenson to make reference to the subject matter thereof in its report on the Registrant's consolidated financial statements for such periods.

     Registrant has appointed Cohn as its new principal accountants effective May 3, 2007. The appointment of Cohn has not yet been approved by the Audit Committee of the Board of Directors of the Registrant, but will be voted upon at the next meeting of the Audit Committee. The Registrant has not, during the fiscal years ended December 31, 2005 and December 31, 2006, in the period from December 31, 2006 to May 3, 2007, or in any other period, consulted Berenson regarding either (i) the application of accounting principles to a specified transaction, either complete or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or
(ii) any matter that was either the subject of a disagreement or a reportable event.

     A  letter  from  Berenson, addressed  to  the  Securities  &
Exchange Commission ("SEC") stating that Berenson agrees with the statements contained herein has been filed as an exhibit to this report.

          SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     EX-16.1   Letter of Agreement from Berenson LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IGENE BIOTECHNOLOGY, INC.
                              (Registrant)


                          By: /s/ STEPHEN F. HIU
                              ___________________________________
                                  STEPHEN F. HIU
                                  President

Dated:  May 9, 2007

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                         EXHIBIT INDEX
                         _____________

Exhibit No.    Description
___________    ___________

EX-16.1        Letter of Agreement from Berenson LLP

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